UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 17, 2017

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton HM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       _____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.  _____

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	The Annual General Meeting of Shareholders of the registrant was held on May 17, 2017.

(b)
The shareholders elected Director nominees Dominic J. Addesso, John J. Amore, William F. Galtney, Jr., John A. Graf, Gerri Losquadro, Roger M. Singer, Joseph V. Taranto and John A. Weber; appointed PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017; approved, by non-binding advisory vote, 2016 compensation paid to the Company's Named Executive Officers and recommended, by non-binding advisory vote, that the frequency of future non-binding shareholder votes on executive compensation be every year.

The votes cast with respect to each such matter are as follows:

		Total Shares Represented at the Meeting in Person or Proxy
		45,970,940

			Against or
		For	Withheld	Abstain	Non-votes	Uncast
Election of directors each to serve a one year period to expire at the 2018 Annual General Meeting of Shareholders:

Dominic J. Addesso		39,419,784	891,745	9,986	5,649,425	-
John J. Amore		39,438,401	873,521	9,593	5,649,425	-
William F. Galtney, Jr.		37,982,491	2,328,793	10,231	5,649,425	-
John A. Graf		39,835,811	460,784	24,920	5,649,425	-
Gerri Losquadro		39,835,721	460,883	24,911	5,649,425	-
Roger M. Singer		39,781,932	514,869	24,714	5,649,425	-
Joseph V. Taranto		38,361,242	1,950,590	9,683	5,649,425	-
John A. Weber		38,475,638	1,835,622	10,255	5,649,425	-

Appointment of PricewaterhouseCoopers LLP as the Company's independent
registered public accounting firm for the year ending December 31, 2017		44,619,406	1,331,912	19,622	-	-

Approval, by non-binding advisory vote, of 2016 compensation paid to the
Company's Named Executive Officers		37,026,177	3,273,525	21,813	5,649,425	-

	One Year	Two Years	Three Years	Abstain	Non-votes	Uncast

Recommendation, by non-binding advisory vote, of the frequency of future
non-binding shareholder votes on executive compensation	35,682,846	32,087	4,577,117	29,465	5,649,425	-

(c)
The vote results related to the frequency of future votes on executive compensation show that a majority of the votes cast were cast in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company's recommendation as described in its 2017 proxy statement, the Company's Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which has be conducted at least every 6 years).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ KEITH T. SHOEMAKER
Keith T. Shoemaker
Comptroller (Principal Accounting Officer)

Dated:  May 22, 2017